SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 14, 2002

BUDGET GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-78274 (Commission File Number)	59-3227576 (IRS Employer Identification Number)

125 Basin Street, Suite 210 Daytona Beach, Florida (Address of principal executive offices)	32114 (Zip Code)

Registrant’s telephone number, including area code: (904) 238-7035

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Signatures
Statement Under Oath - Principal Executive Officer
Statement Under Oath - Principal Financial Officer

Item 7.	Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

The following exhibits are filed herewith and made a part hereof.

Exhibit No.	Description
99.1	Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating To Exchange Act Filings

99.2	Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating To Exchange Act Filings

Item 9.	Regulation FD Disclosure

     On August 14, 2002, each of the Principal Executive Officer, Sanford Miller, and the Principal Financial Officer, William Johnson, of Budget Group, Inc. submitted to the Securities and Exchange Commission the Statements Under Oath of Principal Executive Officer and Principal Financial Officer in accordance with the SEC’s June 27, 2002 Order requiring the filing of sworn statements pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934.

     A copy of each of these statements is attached hereto as an exhibit.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 15, 2002

BUDGET GROUP, INC.

	By:	/s/ Thomas L. Kram Thomas L. Kram Vice President, Controller (Principal Accounting Officer)